UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 1, 2006
                                                         ----------------

                         FRIENDLY ICE CREAM CORPORATION
-------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)


                                  MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)


        001-13579                                04-2053130
------------------------           -----------------------------------------
(Commission File Number)              (I.R.S. Employer Identification No.)


      1855 Boston Road, Wilbraham, MA                01095
----------------------------------------       -------------------
(Address of Principal Executive Offices)            (Zip Code)


                                 (413) 731-4000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 1, 2006, the Compensation Committee of the Board of Directors of Friendly Ice Cream Corporation (the "Company"), approved the issuance of restricted stock units and stock options to members of the Company's Board of Directors pursuant to and subject to the terms of the Company's 2003 Incentive Plan, as amended (the "2003 Incentive Plan"). Subject to the terms of the 2003 Incentive Plan, each restricted stock unit provides the holder with the right to receive one share of common stock of the Company when the restrictions lapse or vest. The restricted stock units vest on November 1, 2009, if the recipient is a member of the Company's Board of Directors on such date, subject to accelerated vesting in the event of a change in control or the director's death, disability or retirement. The stock options have an exercise price of $10.61 per share and vest in three equal annual installments commencing on November 1, 2007. The following table sets forth the number of restricted stock units and stock options awarded to each of the directors listed below.

Name                             Restricted Stock Units      Stock Options
----                             ----------------------      -------------

Donald J. Smith
Chairman of the Board                    6,000                   4,000
--------------------------------------------------------------------------------

Steven L. Ezzes
Chairman of the Audit Committee
                                         6,000                   6,000
--------------------------------------------------------------------------------

Michael J. Daly
Chairman of the Compensation
Committee                                6,000                   5,000
--------------------------------------------------------------------------------

Burton J. Manning                        6,000                   4,000
--------------------------------------------------------------------------------

Perry J. Odak                            6,000                   4,000
--------------------------------------------------------------------------------


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 2, 2006              FRIENDLY ICE CREAM CORPORATION


                                      By:   /s/ PAUL V. HOAGLAND
                                         ------------------------------------
                                      Name:    Paul V. Hoagland
                                      Title:   Executive Vice President
                                               of Administration
                                               and Chief Financial Officer

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